Exhibit 10.1

Execution Version

NON-COMPENSATORY OPTION PURCHASE AGREEMENT

This NON-COMPENSATORY OPTION PURCHASE AGREEMENT (this “Agreement”) is made as of August 30, 2023 (the “Effective Date”), by and among Gary C. Hanna, an individual (“Hanna”), Edward Kovalik, an individual (“Kovalik”), Bristol Capital, LLC (“Bristol” and together with Hanna and Kovalik, the “Sellers” and each individually, a “Seller”), Georgina Asset Management, LLC, a Delaware limited liability company (the “Buyer”), and Prairie Operating Co., a Delaware corporation (the “Company,” and collectively with the Sellers and the Buyer, the “Parties” and each, a “Party”).

RECITALS

WHEREAS, pursuant to that certain Amended and Restated Non-Compensatory Option Agreement, effective as of May 3, 2023, Hanna was offered the right and non-compensatory option to purchase 2,400,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”, and such option, the “Hanna Option”);

WHEREAS, pursuant to that certain Amended and Restated Non-Compensatory Option Agreement, effective as of May 3, 2023, Kovalik was offered the right and non-compensatory option to purchase 2,400,000 shares of Common Stock (the “Kovalik Option”);

WHEREAS, pursuant to that certain Amended and Restated Non-Compensatory Option Agreement, effective as of May 3, 2023, Bristol was offered the right and non-compensatory option to purchase 2,400,000 shares of Common Stock (the “Bristol Option”);

WHEREAS, the Buyer desires to purchase from the Sellers, and each of the Sellers desires to sell to the Buyer, respectively, a portion of the Hanna Option relating to 66,667 non-compensatory options to purchase an equal number of shares of Common Stock, a portion of the Kovalik Option relating to 66,667 non-compensatory options to purchase an equal number of shares of Common Stock and a portion of the Bristol Option relating to 66,666 non-compensatory options to purchase an equal number of shares of Common Stock (together, the “Subject Options”) for an aggregate purchase price of $2,000 (the “Purchase Price”).

AGREEMENT

NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and covenants contained in this Agreement, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Section 1. Purchase and Sale

1.1 Purchase and Sale of the Subject Options. Subject to the terms hereof, the Buyer hereby purchases from the Sellers, and the Sellers hereby sell to the Buyer, the Subject Options at a price equal to the Purchase Price. The closing of the transactions contemplated in this Agreement (the “Closing”) shall take place at such time and location as may be mutually agreed to by the Parties (or remotely via signed counterparts) on the Effective Date.

1.2 Closing. At the Closing:

(a) The Buyer shall pay the Purchase Price to the Sellers by wire transfer of immediately available funds to accounts specified by the Sellers;

(b) the Company shall deliver to Hanna a counterpart signature page to that certain First Amendment to the Amended and Restated Non-Compensatory Option Agreement, by and between the Company and Hanna, dated as of the Effective Date (the “Hanna Option Agreement Amendment”), duly executed by the Company;

(c) Hanna shall deliver to the Company a counterpart signature page to the Hanna Option Agreement Amendment, duly executed by Hanna;

(d) the Company shall deliver to Kovalik a counterpart signature page to that certain First Amendment to the Amended and Restated Non-Compensatory Option Agreement, by and between the Company and Kovalik, dated as of the Effective Date (the “Kovalik Option Agreement Amendment”), duly executed by the Company;

(e) Kovalik shall deliver to the Company a counterpart signature page to the Kovalik Option Agreement Amendment, duly executed by Kovalik;

(f) the Company shall deliver to Bristol a counterpart signature page to that certain First Amendment to the Amended and Restated Non-Compensatory Option Agreement, by and between the Company and Bristol, dated as of the Effective Date (the “Bristol Option Agreement Amendment”), duly executed by the Company; and

(g) Bristol shall deliver to the Company a counterpart signature page to the Bristol Option Agreement Amendment, duly executed by Bristol.

Section 2. Representations and Warranties of the Sellers

2.1 Representations and Warranties of the Sellers. Each Seller severally but not jointly hereby represents and warrants to the Buyer as of the Effective Date as follows:

(a) Authority. Each Seller has the power and authority to execute and deliver this Agreement and to perform his obligations hereunder. The execution, delivery and performance by each Seller of this Agreement has been duly authorized by all necessary action on the part of such Seller. This Agreement has been duly executed and delivered by each Seller and is the legal, valid and binding obligation of each Seller enforceable against such Seller in accordance with its terms.

(b) Ownership. Each Seller is the sole and beneficial owner of the Subject Options owned by such Seller and has good and valid title to such Subject Options, free and clear of any and all encumbrances, and will convey good and marketable title to such Subject Options to the Buyer, free and clear of all encumbrances.

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Section 3. Representations and Warranties of the Buyer

3.1 Representations and Warranties of the Buyer. The Buyer hereby represents and warrants to each of the Sellers and the Company as of the Effective Date as follows:

(a) Authority. The Buyer has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery, and performance by the Buyer of this Agreement has been duly authorized by all necessary action on the part of the Buyer. This Agreement has been duly executed and delivered by the Buyer and is the legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms. By executing this Agreement, the Buyer agrees to all of the terms and conditions set forth in Exhibit A hereto.

(b) Subject Options Not Registered. The Buyer understands that the Subject Options and the shares of Common Stock issuable thereunder have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or other applicable securities laws, and are being issued based in part upon the representations of the Buyer contained herein. The Buyer does not know of any public solicitation or advertisement of an offer in connection with the proposed issuance or allotment of the Subject Options or the shares of Common Stock issuable thereunder. The Buyer is a corporation, limited partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization, and the Buyer is acquiring the Subject Options and the shares of Common Stock issuable thereunder to be issued to the Buyer for the Buyer’s own account for investment and (i) not as the nominee or agent or otherwise for any other person or entity and (ii) not with a view to the distribution thereof.

(c) Opportunity to Review. The Buyer has received, read carefully and understands the contents of this Agreement and Exhibit A hereto, which includes the terms and conditions governing the Subject Options and which is incorporated by reference into this Agreement, and has consulted with its own legal counsel regarding each of those documents. The Buyer has consulted with its professional, tax and legal advisors to the extent the Buyer has deemed appropriate with respect to the federal, state, local and foreign income tax consequences of the Buyer’s participation as a holder of shares of Common Stock. The Buyer has had an opportunity, to the Buyer’s satisfaction, to ask questions of, and receive answers from, persons acting on behalf of the Company, concerning the terms and conditions of this investment and the operations of the Company, and answers have been provided to all of such questions to the satisfaction of the Buyer.

(d) Suitability and Sophistication. The Buyer is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D, promulgated under the Securities Act). The Buyer, either alone or together with the Buyer’s “purchaser representative” (as such term is defined in Rule 501(h) of Regulation D, promulgated under the Securities Act), has (i) knowledge and experience in financial and business matters so that the Buyer is capable of independently evaluating the risks and merits of acquiring the Subject Options, (ii) evaluated the risks and merits of acquiring the Subject Options and has determined that Subject Options reflect a suitable investment for the Buyer and (iii) sufficient financial resources to bear the loss of the Buyer’s entire investment in the Subject Options.

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(e) Material Non-Public Information. The Buyer acknowledges that the Sellers (or their respective affiliates, controlling persons, officers, directors, employees, representatives, attorneys, agents and/or managers) may have material, non-public information regarding the Company and its condition (financial and otherwise), results of operations, businesses, properties, management, plans and prospects (collectively, “Information”). The Buyer further acknowledges that it may also have certain Information and does not wish to receive any additional Information that the Sellers may have that the Buyer may not have, and that such Information might be material to the Buyer’s decision to purchase the Subject Options or otherwise be materially adverse to the Buyer’s interests. Accordingly, the Buyer acknowledges and agrees that the Sellers shall have no obligation to disclose to the Buyer any of such Information. The Buyer hereby waives and releases, to the full extent permitted by law, any and all claims and causes of action it has or may have against the Sellers and their agents and their respective affiliates, controlling persons, officers, directors, employees, representatives, agents, attorneys and managers, based upon, relating to or arising out of the sale and purchase of the Subject Options, including (without limitation) any claim or cause of action based upon, relating to or arising out of nondisclosure of any of the Information.

Section 4. Miscellaneous

4.1 Entire Agreement; Severability. This Agreement, including Exhibit A hereto, and any certificates, documents, instruments and writings that are delivered pursuant hereto and thereto, constitutes the entire agreement and understanding of the Parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. In the event of any conflict between the terms of the Agreement and Exhibit A, the terms of Exhibit A shall control.

4.2 Survival. The representations, warranties, and covenants of the Parties hereunder shall survive the Closing.

4.3 Further Assurances. The Parties agree that, from time to time, they will execute and deliver to each other such additional documents and instruments as may be required in order to carry out the purposes of this Agreement.

4.4 Amendment. This Agreement may not be amended, supplemented or modified without the written consent of the Buyer, the Sellers and the Company.

4.5 Governing Law. This Agreement and the rights and obligations of the Parties hereunder shall be governed by and construed and interpreted in accordance with the laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule. Each of the Parties consents to submit itself to the exclusive jurisdiction of the courts of the Delaware Chancery Courts located in Wilmington, Delaware, or, if such court shall not have jurisdiction, any federal court of the United States or other Delaware state court located in Wilmington, Delaware, and appropriate appellate courts therefrom, in any legal proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement. Each Party waives, to the fullest extent permitted by law, any right it may have to a trial by jury.

4.6 Headings. The heading references herein and the table of contents hereof are for convenience purposes only and shall not be deemed to limit or affect any of the provisions hereof.

4.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Agreement. The Parties agree and acknowledge that delivery of a signature by facsimile or in .pdf form shall constitute execution by such signatory.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the Effective Date.

SELLERS:

Gary C. Hanna

Edward Kovalik

Bristol Capital, LLC

Name:	Paul Kessler
Title:	Manager

THE COMPANY:

Prairie Operating Co.

By:
Name:	Edward Kovalik
Title:	Chief Executive Officer

Signature Page to Non-Compensatory Option Purchase Agreement

BUYER:

Georgina Asset Management, LLC

By:
Name:	Robert Lipp
Title:	Managing Principal

Signature Page to Non-Compensatory Option Purchase Agreement

EXHIBIT A

To:	Georgina Asset Management, LLC

Date of Grant:	August 30, 2023

Purchase Price:	$2,000

Number of Shares:	200,000

Exercise Price per Share:	$0.25

Expiration Date:	August 31, 2027

This Exhibit A (this “Exhibit”) governs your right and non-compensatory option to purchase shares of Common Stock of the Company (the “Option”), in exchange for your payment of the Fair Market Value of such Option on the Date of Grant (the “Purchase Price”), subject to the terms and conditions set forth in the Non-Compensatory Option Purchase Agreement to which this Exhibit relates (the “Agreement”) and this Exhibit. Any terms not defined in this Exhibit shall have the meaning provided under the Agreement. The grant of this Option was specifically conditioned upon the payment by you of the Purchase Price and the execution by you of the Agreement, agreeing to all of the terms and conditions set forth herein. The Date of the Grant of the Option, the Purchase Price paid to receive the Option, the number of shares of Common Stock issuable upon exercise of the Option, and the Exercise Price per share of Common Stock for the Option are stated above. The Option is not governed by any equity compensation plan of the Company (or of any of its affiliates) and is non-compensatory. Your right to purchase this Option was provided to you as in investor in the Company and is not related to any services you may perform for the Company. The purchase of this Option occurred simultaneously with the acceptance of the Agreement by the parties, effective as of the Date of Grant. Payment of the Purchase Price was required to be made by you by wire transfer to the Sellers in accordance with the Agreement.

This Exhibit sets forth the terms of the agreement between you and the Company with respect to the Option. By accepting the Agreement, you agreed to be bound by all of the terms hereof.

1. Definitions. As used in this Exhibit, the following terms have the meanings set forth below:

(a) “Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Texas are authorized or obligated by law or executive order to close.

Exhibit A-1

(b) “Change in Control” means the occurrence of any of the following events:

(i) The Company is not the surviving entity in any merger or consolidation (or survives only as a subsidiary of an entity other than a previously wholly owned Subsidiary of the Company) and as a result of such merger or consolidation, stockholders of the Company immediately prior to such merger cease to own more than 50% of the outstanding capital stock or other class of securities of the surviving Company determined on a fully diluted basis.

(ii) The Company sells, leases, or exchanges or agrees to sell, lease, or exchange all or substantially all of its assets to any other person or entity (other than a wholly owned Subsidiary of the Company).

(iii) The Company is to be dissolved and liquidated.

(iv) Any person or entity, including a “group” as contemplated by Section 13(d)(3) of the Exchange Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company’s voting stock (based upon voting power) and as a result of such acquisition, the stockholders holding a majority of the capital stock of the Company receive cash or marketable securities for their shares of capital stock.

(c) “Common Stock” means shares of the Company’s common stock, par value $0.01 per share.

(d) “Company” means Prairie Operating Co., a Delaware corporation.

(e) “Date of Grant” means the date designated as such on the first page of this Exhibit.

(f) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(g) “Exercise Price” means the exercise price per share designated as such on the first page of this Exhibit.

(h) “Expiration Date” means the expiration date designated as such on the first page of this Exhibit.

(i) “Fair Market Value” means, as of any specified date, (a) if the shares of Common Stock or any successor’s class of securities (or the Option, for purposes of determining the Fair Market Value of the Option) (the “Securities”) are listed on a national securities exchange, the closing per share sales price of such securities, as reported on the stock exchange composite tape on the last date on which such sales of securities have been reported immediately preceding the date of determination; (b) if the Securities are not traded on a national securities exchange but are traded over the counter at the time a determination of its fair market value is required to be made, the average between the per share reported high and low bid and asked prices of such Securities on the most recent date on which such Securities were publicly traded; or (c) in the event the Securities are not publicly traded at the time a determination of its value is required to be made, the amount determined by the Company in its discretion in such manner as it deems appropriate, taking into account all factors the Company deems appropriate, which determination shall be conclusive for all purposes.

Exhibit A-2

(j) “Merger Agreement” means that certain Agreement and Plan of Merger, dated as of October 24, 2022, by and among Prairie Operating Co., LLC, a Delaware limited liability company, the Company and Creek Road Merger Sub, LLC, a Delaware limited liability company, as amended, restated, supplemented or otherwise modified from time to time.

(k) “Option” means the Option governed by this Exhibit.

(l) “Securities Act” means the Securities Act of 1933, as amended.

(m) “Subsidiary” means any entity (other than the Company) in an unbroken chain of entities beginning with the Company, provided each entity (other than the last company) in the unbroken chain owns, at the time of the determination, equity securities possessing fifty percent (50%) or more of the total combined voting power of the equity securities of one of the other companies in such chain.

2. Vesting; Exercisability.

(a) The Option shall be fully vested on the Date of Grant. However, it will be deemed non-exercisable unless and until it has become exercisable in accordance with the schedule below.

(b) The Option shall become exercisable in the percentages listed below upon the Company’s achievement of production of the following barrels of oil equivalent per day (each, a “BOE/D Hurdle”).

BOE/D Hurdle	Percentage of Option Becoming Exercisable
2,500 BOE/D	25%
5,000 BOE/D	25%
7,500 BOE/D	25%
10,000 BOE/D	25%

The percentage of the Option associated with such BOE/D Hurdle will become exercisable if, at any time prior to the Expiration Date, the Company has determined, in its sole discretion, that the BOE/D Hurdle has been achieved. Such determination shall be measured as BOE/D achieved on any day and need not be sustained for a period of time. For the avoidance of doubt, the BOE/D Hurdle shall include any barrels of oil equivalent added to the Company upon an acquisition of assets or another company.

(c) Notwithstanding anything to the contrary in Section 2(b), in the event that a Change in Control occurs on or prior to the Expiration Date, all unexercisable Options will immediately become exercisable upon the Change in Control.

Capitalized terms used in this Section 2(c) but not otherwise defined in this Exhibit shall have the meaning given to such terms in the Securities Purchase Agreement.

Exhibit A-3

3. Exercise.

(a) The Exercise Price per share of the Option is $0.25. The Option may only be exercised if it becomes exercisable pursuant to Section 2.

(b) The Option may be exercised by (i) providing written notice to the Company in the form prescribed by the stockholders from time to time at any time and from time to time after the Option becomes exercisable in accordance with Section 2 (the “Notice of Exercise”), which Notice of Exercise shall be delivered to the Company in the form, and in the manner, designated by the Company from time to time, and (ii) paying the Exercise Price per share. If permitted by the Company, this Option may be exercised in fractions by paying the percentage of the Exercise Price per share represented by the fractional purchase.

(c) Payment of the Exercise Price per share may be made, at your election, with the approval of the Company, (i) if the shares of Common Stock are readily tradable on a national securities market, through a “cashless exercise” in accordance with a Company-established policy or program for the same, or (ii) if the shares of Common Stock are not readily tradable on a national securities market, by any method pre-approved by the Company.

(d) As soon as practicable but not later than five Business Days after the Company shall have received such Notice of Exercise and payment, the Company shall issue or cause to be issued, in accordance with such Notice of Exercise, the number of shares of Common Stock specified in such Notice of Exercise, issued in your name or in such other name or names of any immediate family member designated in such Notice of Exercise. The Option shall be deemed to have been exercised and such shares of Common Stock shall be deemed to have been issued, and you or other family member(s) designated in such Notice of Exercise shall be deemed for all purposes to have become a holder of record of such shares of Common Stock as of the date that such Notice of Exercise and payment shall have been received by the Company.

4. Change in Control and Other Events; Adjustment Provisions. This Option and the shares of Common Stock that may be acquired under the Option shall be subject to equitable adjustment by the Company, or its successor, in its good faith discretion, to reflect a Change in Control or other change in the Company or the outstanding shares of Common Stock by reason of a recapitalization, reorganization, merger, consolidation, combination, exchange or other relevant change occurring after the Effective Time (as defined in the Merger Agreement) (including in the event of a substitution, assumption, or continuation of this Option by a successor company or a parent or subsidiary thereof), and which equitable adjustment may include (a) the number or kind of shares or other property subject to this Option, and (b) the terms and conditions of the Option, including the Exercise Price per share and performance goals, as applicable. This Exhibit shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

Exhibit A-4

5. Compliance with Securities Law. Notwithstanding any provision of this Exhibit to the contrary, the grant of the Option and the issuance of shares of Common Stock will be subject to compliance with all applicable requirements of federal, state, and foreign securities laws and with the requirements of any stock exchange or market system upon which the shares of Common Stock may then be listed. The Option may not be exercised if the issuance of shares of Common Stock upon exercise would constitute a violation of any applicable federal, state, or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the shares of Common Stock may then be listed. YOU ARE CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, YOU MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares of Common Stock subject to the Option will relieve the Company of any liability in respect of the failure to issue or sell such shares of Common Stock as to which such requisite authority has not been obtained. As a condition to the exercise of the Option, the Company may require you to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect to such compliance as may be requested by the Company. From time to time, appropriate officers of the Company are authorized to take the actions necessary and appropriate to file required documents with governmental authorities, stock exchanges, and other appropriate persons to make the Option and shares of Common Stock available for issuance.

6. Extension if Exercise Prevented by Law. Notwithstanding anything herein to the contrary, if the exercise of the Option within the applicable time periods set forth in Section 3 is prevented by the provisions of Section 5, the Option will remain exercisable for the entirety of the original exercise period and will be extended for a period of up to thirty (30) days if necessary to provide you with a minimum thirty (30) day exercise period following the date that that you are notified by the Company that the Option has become exercisable. The Company makes no representation as to the tax consequences of any such delayed exercise. You should consult with your own tax advisor as to the tax consequences of any such delayed exercise.

7. Remedies. Each of the parties to the Agreement and this Exhibit and any such person granted rights hereunder whether or not such person is a signatory hereto shall be entitled to enforce its rights under the Agreement and this Exhibit specifically to recover damages and costs (including reasonable attorney’s fees) for any breach of any provision of the Agreement and this Exhibit, and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of the Agreement and this Exhibit and that any party and any such person granted rights hereunder whether or not such person is a signatory hereto may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or other injunctive relief (without posting any bond or deposit) in order to enforce or prevent any violations of the provisions of the Agreement and this Exhibit.

8. Execution of Receipts and Releases. Any payment of cash or any issuance or transfer of shares of Common Stock or other property to you, or to your legal representative, heir, legatee or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Company may require you or your legal representative, heir, legatee or distributee, as a condition precedent to such payment or issuance, to execute a release and receipt therefore in such form as it shall determine.

Exhibit A-5

9. Notice. Any notice provided for in this Exhibit must be in writing and must be either personally delivered, transmitted via facsimile, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated or at such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder and received when delivered personally, when received if transmitted via facsimile, five (5) days after deposit in the U.S. mail and one (1) day after deposit with a reputable overnight courier service.

If to the Company, to:

Prairie Operating Co.

35 E. Horizon Ridge Pkwy

Suite 110 - 502

Henderson, Nevada 89002-7906

Attn: Edward Kovalik; Gary C. Hanna

If to you, at your address on the books and records of the Company.

10. Successors and Assigns. Except as otherwise provided herein, this Exhibit shall bind and inure to the benefit of and be enforceable by you, the Company, and the respective successors, assigns, heirs, representative and estate, as the case may be, of you and the Company; provided that your rights and obligations under this Exhibit shall not be transferable except in connection with a transfer approved by the Company.

11. Severability. It is the desire and intent of the parties hereto that the provisions of this Exhibit be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Exhibit shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Exhibit or affecting the validity or enforceability of this Exhibit or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Exhibit or affecting the validity or enforceability of such provision in any other jurisdiction.

12. Entire Agreement. The Agreement and this Exhibit embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

13. Descriptive Headings. The descriptive headings of this Exhibit are inserted for convenience only and do not constitute a part of this Exhibit.

Exhibit A-6

14. Governing Law; Venue. This Exhibit will be governed by and construed in accordance with the laws of the state of Delaware, without giving effect to any choice of law or conflicts provision or rule (whether of the state of Delaware, or any other jurisdiction), that would cause the laws of any jurisdiction other than the state of Delaware to be applied. In furtherance of the foregoing, the internal law of the state of Delaware will control the interpretation and construction of this Exhibit, even if under such jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply. The obligation of the Company to sell and deliver this Option and the shares of Common Stock hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of this Option and such shares of Common Stock. Any legal action or proceeding arising out of or relating to this Exhibit or any agreements or transactions contemplated hereby shall be brought exclusively in the courts of the state of Delaware or the United States District Court for the District of Delaware, and the Company and you expressly submit to the personal jurisdiction and venue of such courts for the purposes of thereof and expressly waive and claim of improper venue and any claim that such courts are an inconvenient forum.

15. Amendment and Waiver. The provisions of this Exhibit may be amended and waived only with the prior written consent of you and the Company, and no course of conduct or failure or delay in enforcing the provisions of this Exhibit shall be construed as a waiver of such provisions or affect the validity, binding effect or enforceability of this Exhibit or any provision hereof. For purposes of clarity, any adjustment made to the Option pursuant to this Exhibit will be deemed not to materially and adversely affect your rights under this Exhibit and does not need the mutual consent of you and the Company.

16. Rights as Stockholder. With respect to the shares of Common Stock purchased pursuant to this Exhibit, you shall have all the rights afforded to such holders of shares of Common Stock generally. Prior to exercise of the Option, however, you shall not be entitled to any rights of a holder of shares of Common Stock solely by virtue of this Agreement.

17. Continued Effect. Rights and benefits conferred on the holders of securities pursuant to this Exhibit shall continue to inure to the benefit of, and shall be enforceable by, such holders, notwithstanding the surrender of the Exhibit to, and its cancellation by, the Company upon the full or partial exercise of the Option, except as provided in the introductory paragraph of this Exhibit.

18. Investment Representations. You hereby represent and agree that the following representations are true and correct and/or that you fully understand the implications of such statements:

(a) This Option, as well as the shares of Common Stock issuable upon exercise of the Option, and any securities issued with respect thereto by way of a dividend, split or in connection with a reorganization, merger, consolidation, sale or transfer of the Company’s assets may be “restricted securities” as such term is used in the rules and regulations under the Securities Act and such securities may not be registered under the Securities Act or any state securities laws, and such securities must be held indefinitely unless registration is effected or transfer can be made pursuant to appropriate exemptions;

(b) You have read and fully understands the terms of the Exhibit set forth on its face and the attachments hereto, including the restrictions on transfer contained herein;

Exhibit A-7

(c) You have purchased this Option (and if you exercise this Option, you are purchasing the shares of Common Stock) for your own account, solely for investment and without a view to the distribution or resale thereof. You have no intention of selling any of such securities in a public distribution in violation of the Federal securities laws or any applicable state securities laws; provided, that nothing contained herein will prevent you from transferring any such securities in compliance with the terms of this Exhibit and applicable Federal and state securities laws. Upon exercise of this Option, you shall, if so requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities issuable upon exercise of this Option are being acquired for investment and not with a view toward distribution or resale;

(d) You are an “accredited investor” within the meaning of Rule 501 under the Securities Act, as amended, and have such knowledge, sophistication, and experience in financial, business, and investment matters that you are capable of evaluating the merits and risks of the purchase of this Option, and the shares of Common Stock purchasable pursuant to the terms of this Option, and of protecting your interests in connection therewith, and of making an informed decision to purchase this Option and later exercise the Option to purchase the underlying securities;

(e) You are able to bear the economic risk of the purchase of this Option and upon exercise, the purchase of the shares of Common Stock pursuant to the terms of this Option, for an indefinite period of time and able to afford the complete loss of such investments;

(f) In making the decision to purchase this Option on the Date of Grant and to exercise the Option on the date of exercise, (i) you have relied upon your own independent investigations or those made by your representatives, if any (including professional, financial, tax, legal, and other advisors); and (ii) you (and your representatives, if any) have had an opportunity to request and review information, ask and have your questions answered with respect to the Company, desire no further additional information concerning the Company or its operations, and deem such information received and reviewed adequate to evaluate the merits and risks of your investment in the Company; and

(g) In reliance on exemptions for private offerings contained in Section 4(2) of the Securities Act and in the laws of such jurisdictions, neither this Option, nor the securities underlying this Option, have been registered under the Securities Act, nor registered pursuant to the provisions of the securities laws or other laws of any other applicable jurisdictions. You further understand that the Company has no intention and is under no obligation to register this Option or the securities underlying this Option under the Securities Act or to comply with the requirements for any exemption that might otherwise be available, or to supply you with any information necessary to enable you to make routine sales of this Option or the securities underlying this Option under Rule 144 or any other rule of the Securities and Exchange Commission. Furthermore, the Company may place legends on any equity certificate representing this Option or the securities underlying this Option, with the securities laws and contractual restrictions thereon, and issue related stop transfer instructions.

19. Company Representations.

(a) The Company represents and warrants that this Exhibit and the Option has been duly authorized, is validly issued, fully paid and non-assessable, free and clear of all security interests, claims, liens, equities, and other encumbrances, and constitutes the valid and binding obligation of the Company.

Exhibit A-8

(b) The Company further represents and warrants that on the date hereof it has duly authorized and reserved, and the Company hereby agrees that it will at all times until the Expiration Date have duly authorized and reserved, such number of shares of Common Stock as will be sufficient to permit the purchase of the shares of Common Stock and the exercise of the Option, and that all such shares of Common Stock are and will be duly authorized and, when issued upon exercise of the Option, will be validly issued, fully paid and non-assessable, and free and clear of all security interests, claims, liens, equities and other encumbrances.

20. Survival of Representations, Warranties and Agreements. All representations, warranties and agreements contained herein shall survive the consummation of the transactions contemplated hereby and the termination of this Exhibit indefinitely.

21. Construction. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Exhibit shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

22. Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Exhibit.

23. Limitations. This Exhibit is intended to encompass the rights and obligations of you and the Company with respect to the specific transactions noted herein; any additional purchases of shares of Common Stock by you, if any, will be evidenced by a separate agreement by and between you and the Company, upon the terms and conditions noted within such agreement.

Exhibit A-9